UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 1, 2004

                               VIEWCAST.COM, INC.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


             0-29020                                    75-2528700
     Commission File Number                          (I.R.S. Employer
                                                  Identification Number)



                     17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code):

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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

(a) On June 1, 2004, ViewCast.com, Inc. issued a press release announcing the appointment of Horace Irwin as the Corporate Vice President of Marketing and Business Development. A copy of this press release is furnished as
     Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.


ITEM 7. FINANCIAL STATEMENT AND EXIBITS

(c)  Exhibit 99.1. Press release issued by ViewCast.com, Inc. on June 1, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VIEWCAST.COM, INC.


                            By:         /s/ Laurie L. Latham
                                        -------------------------------------
                                        NAME:  Laurie L. Latham
                                        TITLE:    Chief Financial Officer and
                                        Senior Vice President Finance and
                                        Administration
                                        June 1, 2004